UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.     )

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IMMUCELL CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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IMMUCELL CORPORATION

Notice of Annual Meeting of Shareholders

June 7, 2006

To the Shareholders of ImmuCell Corporation:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of ImmuCell Corporation (the “Company”) will be held at the Company’s principal place of business at 56 Evergreen Drive in Portland, Maine on Wednesday, June 7, 2006 at 8:30 a.m. for the following purposes:

1.	To elect a Board of Directors to serve until the next Annual Meeting of Shareholders and until their successors are elected and qualified.

2.	To take any other action which may properly come before the meeting, or any adjournment thereof.

The Board of Directors has fixed the close of business on Monday, April 17, 2006, as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting.

By Order of the Board of Directors

MICHAEL F. BRIGHAM, Secretary

April 18, 2006

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, PLEASE COMPLETE, DATE AND SIGN THE ACCOMPANYING PROXY CARD AND RETURN IT PROMPTLY IN THE ENVELOPE ENCLOSED FOR THAT PURPOSE. THE GIVING OF SUCH PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING IN PERSON.

IMMUCELL CORPORATION

56 Evergreen Drive

Portland, ME 04103

April 18, 2006

PROXY STATEMENT

2006 Annual Meeting of Shareholders

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of ImmuCell Corporation (the “Company”), a Delaware corporation, of proxies to be voted at the Annual Meeting of Shareholders of the Company to be held at 8:30 a.m. on Wednesday, June 7, 2006 at the Company’s principal place of business at 56 Evergreen Drive in Portland, Maine, and any and all adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. This Proxy Statement and the enclosed proxy card are first being given or sent to shareholders on or about April 20, 2006. Shareholders who execute proxies may revoke them at any time before exercise thereof. See “OTHER MATTERS”, below.

VOTING SECURITIES OUTSTANDING

Only shareholders of record at the close of business on Monday, April 17, 2006, the record date, are entitled to notice of, and to vote at, the Annual Meeting of Shareholders and at any adjournments thereof. As of such date, there were 2,870,101 shares of common stock of the Company issued and outstanding. Each share is entitled to one vote with respect to all matters to be acted upon at the meeting. The holders of one-third of the Company’s common stock outstanding and entitled to vote, represented at the meeting in person or by proxy, shall constitute a quorum for the transaction of business. Votes cast in person or by proxy at the meeting will be tabulated by the inspector of election appointed for the meeting.

With regard to the election of directors, votes may be cast in favor or withheld; votes that are withheld from any nominee will not be counted in such nominee’s favor, although they will be counted for purposes of determining whether there is a quorum. The nominees for director receiving a plurality of the votes cast by the holders of the common stock represented at the meeting in person or by proxy will be elected. This means that the six nominees receiving the largest number of votes cast will be elected.

ELECTION OF THE BOARD OF DIRECTORS (ITEM 1)

Each of the six persons listed below has been nominated to serve as a director until the next Annual Meeting of Shareholders and until his successor is chosen and qualified. Proxies in the enclosed form which are executed and returned will be voted (unless otherwise directed) for election as directors of the nominees listed below:

MICHAEL F. BRIGHAM (Age: 45, Officer since: October 1991, Director since: March 1999) is a member of the Executive Committee of the Board of Directors. He was first elected as a Director in March 1999 and was appointed to serve as President and Chief Executive Officer in February 2000. He previously had been elected Vice President of the Company in December 1998 and served as Chief Financial Officer since October 1991. He has served as Secretary since December 1995 and as Treasurer since October 1991. Prior to that, he served as Director of Finance and Administration since originally joining the Company in September 1989. Mr. Brigham serves on the Board of Directors of the Maine Biotechnology Information Bureau and as the Treasurer of the Board of Trustees of the Kennebunk Free Library. Prior to joining the Company, he was employed as an audit manager for the public accounting firm of Ernst & Young. Mr. Brigham earned his Masters in Business Administration from New York University in 1989.

JOSEPH H. CRABB, Ph.D. (Age: 51, Officer since: March 1996, Director since: March 2001) was appointed to serve as a Director of the Company in March 2001, having been appointed Vice President of the Company in December 1998, while maintaining the title of Chief Scientific Officer. Prior to that, he held various positions within the Company’s research and development department since originally joining the Company in November 1988. Dr. Crabb has served on advisory committees at the National Institutes of Health and American Water Works Association and on review committees for several peer-reviewed journals. He has held adjunct faculty appointments at Tufts University and the University of Southern Maine and has served on curriculum development committees for local schools and colleges. Prior to joining the Company in 1988, Dr. Crabb earned his Ph.D. in Biochemistry from Dartmouth Medical School and completed postdoctoral studies in microbial pathogenesis at Harvard Medical School, where he also served on the faculty.

WILLIAM H. MAXWELL, M.D. (Age: 67, Director since: 1986) is a member of the Executive, Compensation and Stock Option and Audit Committees of the Board of Directors. He has been President and CEO of Maxwell, Kluger, Makaretz M.D., P.A., ENT Associates since its inception in 1973, working as an otolaryngologist (head and neck surgeon). He is Vice President of Medical Network, Inc. (a Maine PPO) and also serves as Chairman of the International Section of the Physicians Insurance Association of America. Previously, he served as President and CEO of Medical Mutual Insurance Company of Maine from 1978 to 1999.

LINDA RHODES, V.M.D., Ph.D. (Age: 56, Director since: August 2005) is a founding partner of AlcheraBio of Metuchen, New Jersey, an animal health consulting firm. From 1998 to 2001, she was a Director of Development Projects and New Technology Assessment at Merial Ltd, a joint venture between Merck and Sanofi-Aventis. Prior to that, she held various research positions at Merck Research Laboratories and Sterling Drug Company. She held several teaching positions and worked as a bovine veterinarian in private practice. She earned her Ph.D. in Physiology/Immunology from Cornell University and her V.M.D. from the Pennsylvania School of Veterinary Medicine.

JONATHAN E. ROTHSCHILD (Age: 52, Director since: April 2001) is chairman of the Nominating Committee and a member of the Compensation and Stock Option Committee of the Board of Directors. Since 1981, he has been President of Arterio, Inc., of Concord, California, a vitamin and nutrition company that does business as Ecological Formulas. He served as a director and Chief Financial Officer of Cistron Biotechnology from 1999 until it was acquired by Celltech, PLC in November 2000.

MITCHEL SAYARE, Ph.D. (Age: 58, Director since: September 1994) is chairman of the Audit Committee and a member of the Compensation and Stock Option and Nominating Committees of the Board of Directors. Dr. Sayare joined ImmunoGen Inc., a biotechnology company, in 1986 as President and Chief Executive Officer and is currently ImmunoGen’s Chairman, President and Chief Executive Officer. From 1982 to 1985 Dr. Sayare was Vice President of Development at Xenogen, Inc., a biotechnology company, and from 1977 to 1982 he was Assistant Professor of Biochemistry at the University of Connecticut.

In April 2006, Mr. Anthony B. Cashen gave notice of his decision to retire from the Board of Directors at the end of his current term of office and not to stand for re-election at the 2006 Annual Meeting of Shareholders. Mr. Cashen had served as a director of the Company since 1985, and the Board of Directors of the Company wishes to express its gratitude to Mr. Cashen for his 21 years of service to the Company as a director.

There is no family relationship between any director or person nominated or chosen by the Company to become a director. If any of the individuals named above should not be available for election as contemplated, it is the intention of the persons named in the proxy to vote for such other person or persons as management may recommend. Management has no reason to believe any nominees will be unavailable. Any vacancies that may occur during the year may be filled by the Board of Directors to serve until the next Annual Meeting.

THE BOARD OF DIRECTORS AND ITS COMMITTEES

During 2005, the Board of Directors of the Company held four regular meetings and three special meetings. The committees of the Board of Directors are the Executive Committee, the Compensation and Stock Option Committee, the Audit Committee and the Nominating Committee. During the year ended December 31, 2005, each director attended at least 75 percent of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings held by all committees of the Board on which he or she served (during the periods that he or she served). At the first meeting of the Board following this year’s Annual Meeting, directors will be elected to serve on the various Board committees until the next Annual Meeting and until their successors are elected.

In the absence of actions by the full Board of Directors, the Executive Committee may exercise, with certain limitations, all of the powers of the Board in the management of the business and affairs of the Company. Its members are Messrs. Brigham, Cashen and Maxwell. The Executive Committee did not meet during 2005.

The Board’s Compensation and Stock Option Committee reviews and recommends salary, bonus and other benefits for executive officers of the Company and is responsible for administering the Company’s 1989 Stock Option and Incentive Plan, the 2000 Stock Option and Incentive Plan and the 2000 Stock Option Plan for Outside Directors. Its members are Messrs. Cashen, Maxwell, Rothschild and Sayare, all of whom are independent directors as defined in applicable NASDAQ Stock Market rules (“independent directors”). Mr. Cashen serves as chairman of the Committee. The Compensation and Stock Option Committee held four meetings during 2005 and took action once by unanimous written consent.

The Board has established an Audit Committee for the purpose of overseeing the accounting and financial reporting processes of the Company and the reviews and audits of its financial statements. The Audit Committee engages the Company’s Independent Registered Public Accounting Firm, consults with such auditors with regard to audit plans, reviews the annual reports of the independent auditors, oversees the adequacy of the Company’s internal operating procedures and controls, meets with management and the auditors to review quarterly and annual financial results, authorizes the public release of press releases covering financial results, reviews and authorizes quarterly and annual reports filed with the Securities and Exchange Commission and otherwise oversees compliance with certain legal, ethical and regulatory matters. Its members are Messrs. Cashen, Maxwell and Sayare. Dr. Sayare serves as chairman of the Committee. All members of the Audit Committee are independent directors, and the Board has determined that Dr. Sayare qualifies as an audit committee financial expert as defined in applicable Securities and Exchange Commission rules. The Audit Committee held seven meetings during 2005. The Audit Committee Report can be found on page 4 of this Proxy Statement, and the “Charter and Powers of the Audit Committee” can be found in Appendix A to the Company’s 2004 Proxy Statement.

The Board’s Nominating Committee recommends to the full Board the number of directors to serve on the Board, the criteria for Board membership and nominees for election to the Board. In doing so, the Nominating Committee considers the integrity and relevant business experience of any nominee to serve on the Board of Directors. All nominees included on this year’s proxy card were recommended by the Nominating Committee and then approved by a vote of the Board. The Nominating Committee’s members are Messrs. Cashen, Rothschild and Sayare, all of whom are independent directors. Mr. Rothschild serves as chairman of the Committee. The Nominating Committee met twice during 2005. The Nominating Committee will consider nominees for director recommended by shareholders, applying the same evaluation standards described above. Such recommendations may be sent to the Nominating Committee through the Secretary of the Company. Under the Company’s By-laws, shareholders intending to formally nominate a person for election as a director at the Annual Meeting itself, as distinguished from recommending a candidate to the Nominating Committee, must notify the Secretary of the Company in writing of this intent not less than 60 nor more than 90 days prior to the first anniversary of the preceding year’s Annual Meeting. If the date of the Annual Meeting is changed by more than 30 days from such anniversary date, the notice by the shareholder must be received not later than the close of business on the tenth day following the earlier of the day on which notice of the date of the meeting was mailed or public disclosure was made. Such notice must comply with the provisions set forth in the By-laws. A copy of the relevant provisions of the By-laws will be sent to any shareholder who requests it in writing. Such requests should be addressed to the Secretary of the Company. The Nominating Committee does not have a charter but instead operates within the authority provided by the Company’s By-laws and authorizing resolutions adopted by the Board.

Officers of the Company who are also directors do not receive additional compensation for attendance at Board of Directors’ meetings or committee meetings. The Company pays non-employee directors an annual retainer of $2,000 (payable in two equal installments in January and July), plus a fee of $1,000 for each of the four regularly scheduled Board meetings per year. Per-meeting fees are subject to reduction if a director attends less than substantially all of the meeting, and are generally waived altogether in the case of special meetings. The meeting fee for in-person meetings is reduced by 50% for full participation by teleconference and is reduced by 75% for partial participation by teleconference. Messrs. Cashen, Maxwell, Rothschild and Sayare each earned $6,000 and Dr. Rhodes earned $1,000 during 2005 for their attendance and service at meetings of the Board of Directors and for the annual retainer fee.

In June 2000, the shareholders approved the 2000 Stock Option Plan for Outside Directors (the “2000 Outside Director Plan”). Under this Plan, each of the five non-employee directors then serving on the Board was granted a non-qualified stock option to purchase 15,000 shares of common stock at an exercise price equal to the fair market value of the common stock as of the date of the shareholder vote ($3.50 per share). Under the Plan, any director who was newly elected to the Board after June 2000 received an automatic grant of a non-qualified stock option to purchase 15,000 shares, at fair market value on the date the director was elected. Two such grants were made in 2001 (at $2.71 per share). All options granted under the Plan vest in three equal annual installments, on the date the director is re-elected to the Board. The options expire if not exercised within five years of the date of grant or, if earlier, within three months (twelve in cases of death or disability) after termination of service as a director. The 2000 Outside Directors Plan expired on June 21, 2005. Expiration of the Plan did not affect previously granted options.

At the time of her election to the Board in August 2005, Dr. Rhodes was granted a non-qualified stock option to purchase 15,000 shares of common stock under the Company’s 2000 Stock Option and Incentive Plan. The option was granted on terms similar to those previously granted under the 2000 Outside Director Plan. Dr. Rhodes’ option has an exercise price equal to the fair market value of the common stock on the date of grant ($4.67 per share), and vest in three equal increments if and when re-elected to the Board in 2006, 2007 and 2008. This option expires if not exercised within five years after the date of grant or, if earlier, within three months (twelve in cases of death or disability) after termination of service as a director.

The last sales price of the Company’s common stock on April 13, 2006 as reported by the NASDAQ Capital Market was $6.69 per share.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board reviews the financial reporting process, the system of internal controls, the audit process and the process for monitoring compliance with applicable laws and regulations. The Audit Committee is responsible for selecting and hiring the Independent Registered Public Accounting Firm, and meets with those accountants before each quarterly press release of financial results. After its review of the quarterly and annual reports that are prepared by management, the Audit Committee authorizes the filing of such reports with the Securities and Exchange Commission. Each of the Audit Committee members is an independent director as defined in applicable NASDAQ Stock Market rules. The Committee currently operates under a charter adopted by the Board in 2004, a copy of which was attached as Appendix A to the Proxy Statement for the 2004 Annual Meeting of Shareholders. The Company has a January 1st to December 31st fiscal year. The Audit Committee met seven times during the 2005 fiscal year.

The Audit Committee has reviewed the Company’s audited financial statements for fiscal year 2005 and discussed such statements with management. The Audit Committee has discussed with Baker Newman & Noyes, LLC, the Company’s Independent Registered Public Accounting Firm during the 2005 fiscal year, the matters required to be discussed by Statement of Auditing Standards No. 61 (Communication with Audit Committees).

The Audit Committee received from Baker Newman & Noyes, LLC the written disclosures and the letter required by Independence Standards Board Standard No. 1 and has discussed the auditor’s independence with them. Based on the review and discussions noted above, the Audit Committee recommended to the Board that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005 and be filed with the Securities and Exchange Commission.

This report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating this proxy statement by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference and shall not otherwise be deemed filed under such Acts.

Submitted by:

Audit Committee

Anthony B. Cashen

William H. Maxwell, M.D.

Mitchel Sayare, Ph.D., Chairman

PRINCIPAL ACCOUNTANT FEES AND SERVICES

Set forth below is a summary of the fees incurred for services rendered by the Company’s Independent Registered Public Accounting Firm, which was Baker Newman & Noyes, LLC for the years ended December 31, 2004 and 2005.

	2004	2005
Audit Fees (1)	$38,199	$42,500
Audit-Related Fees (2)	4,048	—
Tax Fees (3)	7,145	8,250
All Other Fees (4)	5,275	4,070

Total	$54,667	$54,820

(1)	The audit fees also include charges by the auditors for their review of the financial statements for the first three quarters of each fiscal year and related incidental expenses.
(2)	This fee represents the billing by PricewaterhouseCoopers LLP for its review of the Form 10-K for the year ended December 31, 2004 and the re-issuance of its report for the year ended December 31, 2002.
(3)	The tax fees in 2004 represent the agreed upon contract amount to assist with the preparation of the tax returns for the year ended December 31, 2004, which work was completed during 2005, and $645 worth of additional tax consulting. The tax fees in 2005 represent the agreed upon contract amount to assist with the preparation of the tax returns for the year ended December 31, 2005, which work will be completed in 2006.
(4)	In 2004, these other fees included $5,025 for the review of financial transactions outside of the agreed upon scope of the annual audit and quarterly reviews and $250 for the auditor’s attendance at the Annual Meeting of Shareholders. In 2005, these other fees included $3,520 for the review of financial transactions outside of the agreed upon scope of the annual audit and quarterly reviews and $550 for the auditor’s attendance at the Annual Meeting of Shareholders.

Pre-Approval Policy

In accordance with the procedures set forth in its charter, the Audit Committee pre-approves all auditing services and permitted non-audit services (including the fees and terms of those services) to be performed for the Company by its Independent Registered Public Accounting Firm. Such approval may be accomplished by approving the terms of the engagement prior to the engagement of the Independent Registered Public Accounting Firm with respect to such services or by establishing detailed pre-approval policies and procedures to govern such engagement.

EXECUTIVE OFFICERS

The Company has two executive officers, as follows:

MICHAEL F. BRIGHAM Information concerning the background and experience of Mr. Brigham and the period during which he has served in his current capacity is set forth above under the caption “ELECTION OF THE BOARD OF DIRECTORS (ITEM 1)”.

JOSEPH H. CRABB, Ph.D. Information concerning the background and experience of Dr. Crabb and the period during which he has served in his current capacity is set for above under the caption “ELECTION OF THE BOARD OF DIRECTORS (ITEM 1)”.

There is no family relationship between any executive officer or person nominated or chosen by the Company to become an executive officer. Under the By-laws, officers are elected by the Board of Directors at its first meeting following each Annual Meeting of Shareholders of the Company and each serves for a one-year term and until his or her successor is chosen and qualified.

EXECUTIVE COMPENSATION

The following table contains information as to the total compensation paid by the Company for services rendered during each of the three fiscal years ended December 31, 2005, 2004 and 2003 by each executive officer of the Company that earned a total salary and bonus in excess of $100,000 during fiscal year 2005.

Summary Compensation Table

		Annual Compensation		Long-Term Compensation Awards
Name and Principal Position	Year	Salary (1)	Bonus (2)	Number of Shares Underlying Options (3)
Michael F. Brigham	2005	$147,117	$40,000	—
President, Chief Executive Officer,	2004	$132,600	$30,000	—
Treasurer and Secretary	2003	$134,750	$20,000	1,000

Joseph H. Crabb, Ph.D.	2005	$91,199	$20,000	—
Vice President and Chief	2004	$135,200	$30,000	—
Scientific Officer	2003	$119,167	$35,000	1,000

(1)	Salaries include compensation paid as part of a Company-wide 401(k) matching program.
(2)	Bonus compensation is reported in this table in the year it is earned, regardless of the fiscal year in which it is paid.
(3)	Reflects shares of common stock underlying options granted to the named employee in the designated year. The Company did not grant any stock options to the named executive officers during 2005.

Aggregated Option Exercises in 2005 and Fiscal Year-end Option Values

The following table contains information on options exercised by the named executive officers during fiscal year 2005 and options held by the executive officer at December 31, 2005.

Name	Number of Shares Acquired on Exercise	Value Realized (1)	Number of Shares Underlying Unexercised Options at December 31, 2005		Value (2) of Unexercised In-the-Money Options (3) at December 31, 2005
			Exercisable	Unexercisable	Exercisable	Unexercisable
Michael F. Brigham	11,000	$23,757	116,436	1,000	$316,561	$2,150
Joseph H. Crabb, Ph.D.	31,000	$67,342	116,436	1,000	$316,561	$2,150

(1)	This value is calculated by multiplying the number of shares acquired upon exercise of the stock options by the difference between the fair market value (defined as the last sales price) of the Company’s common stock on the date of exercise and the exercise price of the options.
(2)	This value is calculated by multiplying the number of shares underlying unexercised stock options by the difference between the fair market value (defined as the last sales price) of the Company’s common stock at December 31, 2005, which was $5.25 per share, and the exercise price of the options.
(3)	“In-the-Money Options” are defined as options with an exercise price that is less than the fair market value (defined as the last sales price) of the Company’s common stock at December 31, 2005, which was $5.25 per share.

Equity Compensation Plan Information as of December 31, 2005

The following table contains information about securities authorized for issuance under the Company’s equity compensation plans as of December 31, 2005.

	(a)	(b)	(c)
Plan Category	Number of shares to be issued upon exercise of outstanding options	Weighted- average exercise price of outstanding options	Number of shares remaining available for future issuance under stock-based compensation plans (excluding shares reflected in column (a))
Equity compensation plans approved by shareholders (1)	435,638	$2.90	195,501
Equity compensation plans not approved by shareholders	0	0	0

Total	435,638	$2.90	195,501

(1)	These approved plans are the Company’s 1989 Stock Option and Incentive Plan, 2000 Stock Option and Incentive Plan, 2000 Stock Option Plan for Outside Directors and 62,200 non-qualified stock options granted to the Company’s executive officers outside of the Company’s existing stock option plans.

Employment Agreements

In April 1999, the Company entered into an employment agreement with Mr. Brigham whereby he agreed to serve the Company as Vice President and Chief Financial Officer. Effective February 2000, Mr. Brigham was appointed to serve as President and CEO of the Company. Under his employment agreements, Mr. Brigham entitled to receive a stated minimum annual salary, subject to increases and bonus pay at the discretion of the Compensation and Stock Option Committee of the Company’s Board of Directors. Currently his salary is $150,000 per year. Should the employment of Mr. Brigham be terminated for reasons other than voluntary resignation or termination for just cause, as defined in his employment agreement, he would be entitled to receive three months’ salary, as well as the associated regular employee benefits at the then prevailing levels.

The Company entered into an employment agreement with Mr. Crabb in April 1999. Effective January 1, 2005, the Company entered into an amended employment agreement with Dr. Crabb, under which he agreed to continue to serve as Vice President and Chief Scientific Officer and on the Company’s Board of Directors at least through the end of 2005. For this one-year term, Dr. Crabb’s time commitment to the duties of his job was reduced from full-time to half-time, and his minimum annual salary was reduced to $87,691. Effective July 28, 2005, the Company replaced that agreement with another amended employment agreement with Dr. Crabb, covering an extended term through December 31, 2007. Effective January 1, 2006, his minimum annual salary increased to $90,672. Should the employment of Dr. Crabb be terminated for reasons other than voluntary resignation or termination for just cause, as defined in the agreement, he would be entitled to receive the agreed upon compensation through December 31, 2007.

Indemnification Agreements

The Company has entered into indemnification agreements with its directors and executive officers in the form approved by the shareholders at the 1989 Annual Meeting. The agreements include procedures for reimbursement by the Company of liabilities and expenses, which may be incurred in connection with service as a director or officer. The Company expects to enter into indemnification agreements with individuals who become directors in the future, as well as such officers of the Company as the Board of Directors may from time to time determine.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information known to the Company regarding beneficial ownership of the Company’s common stock at April 13, 2006 of (i) each person known to the Company to be the beneficial owner of more than five percent of the Company’s common stock, (ii) each of the Company’s directors and nominees, (iii) each of the Company’s executive officers named in the Summary Compensation Table above and (iv) all directors and executive officers of the Company as a group:

Name of Beneficial Owner	Shares of the Company’s Common Stock Beneficially Owned (1)	Percent of the Company’s Common Stock Beneficially Owned
Michael F. Brigham (2)	205,806	6.9%
Anthony B. Cashen (3)	33,776	1.2%
Joseph H. Crabb, Ph.D. (4)	192,047	6.5%
William H. Maxwell, M.D.	20,000	0.7%
Linda Rhodes, V.M.D., Ph.D. (5)	5,000	0.2%
Jonathan E. Rothschild (6)	387,460	13.4%
Mitchel Sayare, Ph.D.	21,476	0.7%
Directors and executive officers as a Group (7 persons) (7)	865,565	27.9%

(1)	The persons named in the table have sole voting and investment power with respect to all shares of common stock shown to be beneficially owned by them, subject to the information contained in the footnotes of this table. The figures in the table include shares of common stock covered by stock options which are currently or will become exercisable within 60 days of the date of this Proxy Statement.
(2)	This figure includes 104,436 shares of common stock covered by stock options which are currently exercisable.
(3)	In April 2006, Mr. Cashen gave notice of his decision to retire from the Board of Directors at the end of his current term of office and not to stand for re-election at the June 2006 Annual Meeting of Shareholders.
(4)	This figure includes 104,436 shares of common stock covered by stock options which are currently exercisable and 87,611 shares of common stock held jointly with Dr. Crabb’s wife.
(5)	This figure represents shares of common stock covered by stock options which become exercisable on June 7, 2006.
(6)	This figure includes 15,000 shares of common stock covered by stock options which are currently exercisable and 195,800 shares of common stock held by Arterio Inc., a corporation owned solely by Mr. Rothschild. The address of Mr. Rothschild is c/o Arterio, Inc., 1061-B Shary Circle, Concord, CA, 94518.
(7)	This figure includes 228,872 shares of common stock covered by stock options which are currently or will become exercisable within 60 days of the date of this Proxy Statement.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

During 2005 the Company engaged in no transactions with its directors or executive officers that are required to be disclosed under this section of the Proxy Statement.

CODE OF BUSINESS CONDUCT AND ETHICS

In December 2003, the Board of Directors of the Company adopted a Code of Business Conduct and Ethics that applies to the Company’s chief executive officer and controller as well as to all employees of the Company. This Code is a set of written standards that are reasonably designed to deter wrongdoing and to promote: (i) honest and ethical conduct, (ii) full, fair, accurate, timely and understandable disclosure in reports filed with the Securities and Exchange Commission, (iii) compliance with applicable governmental laws, (iv) prompt internal reporting of violations of the Code and (v) accountability for adherence to the Code. This code has been posted on the Company’s web-site and was filed as Exhibit 14 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2003. The Company will mail a copy of its Code of Business Conduct and Ethics to any interested party without charge, upon request. Such requests may be made by mail to the Company’s chief executive officer or its controller at ImmuCell Corporation, 56 Evergreen Drive, Portland, Maine 04103.

INFORMATION CONCERNING INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

In February 2004, the Audit Committee engaged Baker Newman & Noyes, LLC as the Independent Registered Public Accounting Firm to audit the Company’s financial statements for the year ended December 31, 2004. In March 2005, the Audit Committee engaged Baker Newman & Noyes, LLC to audit the Company’s financial statements for the year ended December 31, 2005. In March 2006, the Audit Committee engaged Baker Newman & Noyes, LLC to audit the Company’s financial statements for the year ending December 31, 2006. In each case, the decision was then approved by the Board in accordance with procedures contemplated in the Audit Committee’s current charter. A representative of Baker Newman & Noyes, LLC is expected to be present at the Annual Meeting with an opportunity to make a statement if he desires to do so and is expected to be available to respond to appropriate questions.

The report of Baker Newman & Noyes, LLC on the financial statements for the three years ended December 31, 2005 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. In connection with that firm’s audits of financial statements for the three years ended December 31, 2005, there were no disagreements between the Company and Baker Newman & Noyes, LLC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope and procedures, which disagreements, if not resolved to the satisfaction of Baker Newman & Noyes, LLC, would have caused Baker Newman & Noyes, LLC to make reference to the subject matter of the disagreements in their report on the financial statements for such years.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16 of the Securities Exchange Act of 1934 requires the Company’s directors and executive officers, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than ten-percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

To the best of the Company’s knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 2005, the Company’s officers, directors and greater than ten-percent beneficial owners complied on a timely basis with all applicable Section 16(a) filing requirements.

EXPENSES AND SOLICITATION

The cost of preparing, assembling, and mailing the proxy material and of reimbursing brokers, nominees and fiduciaries for the out-of-pocket and clerical expenses of transmitting copies of the proxy material to the beneficial owners of shares held of record by such persons will be borne by the Company. Although the Company reserves the right to do so, the Company does not currently intend to solicit proxies otherwise than by use of the mail, but certain officers and regular employees of the Company, without additional compensation, may use their personal efforts, by telephone or otherwise, to obtain proxies.

SHAREHOLDER PROPOSALS AND COMMUNICATIONS

Proposals of shareholders of the Company intended to be presented at the 2007 Annual Meeting of Shareholders must be received by the Company at its principal place of business no later than December 21, 2006 to be included in the Company’s Proxy Statement and form of proxy relating to that meeting. Certified mail addressed to the Secretary of the Company is advised.

Under advance notice provisions in the Company’s By-laws, any shareholder who intends to nominate candidates for election as directors or present a proposal at the 2007 Annual Meeting of Shareholders, without inclusion of such proposal in the Company’s proxy materials, is also required to provide advance notice to the Company. Notice must be received by the Secretary of the Company no earlier than March 9, 2007 and no later than April 9, 2007, and meet other requirements set forth in the By-laws. A copy of the pertinent By-laws provisions is available upon request to the Secretary.

Shareholders that wish to send communications to the Board of Directors for any reason may do so by mail sent to ImmuCell Corporation, 56 Evergreen Drive, Portland, Maine 04103, att: Secretary. Additionally, after adjournment of the formal business matters at each year’s Annual Meeting, there is an opportunity for shareholders to communicate directly with the Board of Directors. To the extent practicable, it is the Company’s policy to have all directors attend the Annual Meeting of Shareholders. All directors did attend the 2005 Annual Meeting of Shareholders.

OTHER MATTERS

The management of the Company does not know of any matter not specifically referred to above as to which any action is expected to be taken at the meeting. However, if any matters other than those referred to above properly come before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment on such matters.

All shares represented by proxies in the form enclosed herewith will be voted at the meeting and adjournments thereof in accordance with the terms of such proxies and the pertinent statements included herein relative to the exercise of the power granted by said proxies, provided such proxies appear to be valid and executed by shareholders of record entitled to vote there at and have not previously been revoked. A proxy may be revoked at any time prior to its exercise by the filing with the Secretary of the Company of an instrument revoking such proxy or a duly executed proxy bearing a later date. A shareholder’s proxy will not be voted if the shareholder attends the meeting and elects to vote in person. Where the person solicited specifies in his proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If a shareholder fails to so specify with respect to such proposals, the proxy will be voted FOR the election of the nominees listed in Item 1.

By Order of the Board of Directors

MICHAEL F. BRIGHAM, Secretary

April 18, 2006

A COPY OF THE COMPANY’S ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2005 WHICH INCLUDES THE COMPANY’S FINANCIAL STATEMENTS TOGETHER WITH A LETTER TO SHAREHOLDERS, WHICH SERVES AS THE COMPANY’S 2005 ANNUAL REPORT, ACCOMPANIES THIS PROXY STATEMENT. COPIES OF THE EXHIBITS TO THE 2005 ANNUAL REPORT ON FORM 10-K ARE AVAILABLE UPON WRITTEN REQUEST TO THE FOLLOWING ADDRESS:

INVESTOR RELATIONS

IMMUCELL CORPORATION

56 EVERGREEN DRIVE

PORTLAND, ME 04103

IMMUCELL CORPORATION

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF

DIRECTORS FOR THE ANNUAL MEETING OF

SHAREHOLDERS TO BE HELD ON JUNE 7, 2006

KNOW ALL MEN BY THESE PRESENTS, that the undersigned shareholder(s) of ImmuCell Corporation (the “Company”), do(es) hereby appoint Messrs. Michael F. Brigham and Joseph H. Crabb true and lawful proxy or proxies, with full power of substitution in each, for and in the name of the undersigned to vote all shares of common stock, par value $.10 per share, of the Company outstanding in the name of the undersigned at the Annual Meeting of Shareholders of the Company to be held at the Company’s principal place of business at 56 Evergreen Drive in Portland, Maine on Wednesday, June 7, 2006 at 8:30 a.m. local time, and at any and all adjournments thereof, with all the powers the undersigned would possess if personally present, hereby revoking all previous proxies. This Proxy is revocable. The undersigned reserves the right to attend and vote in person. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders dated April 20, 2006, the Proxy Statement accompanying the Notice, and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005.

Said proxies are directed to vote as indicated on the following proposals:

1.	ELECTION OF DIRECTORS:

Nominees:	O MICHAEL F. BRIGHAM
O JOSEPH H. CRABB
O WILLIAM H. MAXWELL
O LINDA RHODES
O JONATHAN E. ROTHSCHILD
O MITCHEL SAYARE

FOR all nominees listed above  ☐

WITHHOLD AUTHORITY to vote for all nominees listed above  ☐

FOR ALL EXCEPT

(See instructions below)

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:  ●

2.	OTHER MATTERS:

To vote with discretionary authority upon any other matters which may properly come before the meeting or any adjournment thereof.

Each shareholder should specify by a mark in the appropriate box above how he wishes his shares voted. Shares will be voted as specified. IF NO SPECIFICATION IS MADE ABOVE, SHARES WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED IN ITEM 1 ABOVE.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒

PLEASE CHECK HERE IF YOU ARE PLANNING TO ATTEND THE ANNUAL MEETING IN PERSON.  ☐

Dated: , 2006

Signature(s) of Stockholder(s)

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as an executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.